EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 (this “Amendment”), dated as of September 20, 2018, to the Credit Agreement, dated as of September 24, 2015, among each trust listed on Schedule A hereto, the Banks and other lending institutions party thereto, and State Street Bank and Trust Company, as Agent, as amended, supplemented or otherwise modified by Joinder Agreement No. 1, dated as of August 29, 2016, Amendment No. 1, dated as of September 22, 2016, the notice letter, dated February 22, 2017, the notice letter, dated April 19, 2017, and Amendment No. 2, dated as of September 21, 2017 (as the same has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Recitals

I. Each term that is defined in the Credit Agreement and not herein defined has the meaning ascribed thereto by the Credit Agreement when used herein.

II. On or before the date hereof, (i) the Company Borrower known as Putnam U.S. Government Income Trust changed its name to Putnam Mortgage Securities Fund (such Company Borrower, “PMSF”), and (ii) the Company Borrower known as Putnam Multi-Cap Growth Fund changed its name to Putnam Sustainable Leaders Fund.

III. On or before the date hereof, (i) the Company Borrower known as Putnam American Government Income Fund (“PAGI”) merged into PMSF, and (ii) the Company Borrower known as Putnam Investors Fund (“PIF”) merged into Putnam Funds Trust, and all of PIF’s assets and liabilities were assigned to, and assumed by, Putnam Multi-Cap Core Fund, a series of Putnam Funds Trust. As a result of the foregoing, each of PAGI and PIF ceased to be a “Company” and a “Company Borrower” for all purposes of the Loan Documents and are collectively referred to herein as the “Merged Company Borrowers”.

IV. On or before the date hereof (i) all of the assets and liabilities of Putnam Absolute Return 500 Fund, a series of Putnam Funds Trust (“PAR 500”) were assigned to and assumed by Putnam Absolute Return 700 Fund, a series of Putnam Funds Trust, and (ii) all of the assets and liabilities of Putnam Capital Opportunities Fund, a series of Putnam Investment Funds (“PCO”) were assigned to and assumed by Putnam Small Cap Growth Fund, a series of Putnam Funds Trust. As a result of the foregoing, each of PAR 500 and PCO ceased to be a “Fund” for all purposes of the Loan Documents, and they are collectively referred to herein as the “Merged Funds”; each of the Series Borrowers of which a Merged Fund was the Related Fund are collectively referred to herein as the “Merged Series Borrowers”.

V. As of May 18, 2018, Putnam Low Volatility Equity Fund, a series of Putnam Funds Trust (“PLVE”) was liquidated and ceased to be a “Fund” for all purposes of the Loan Documents. The Series Borrower of which PLVE was the Related Fund is referred to herein as the “Dissolved Borrower”. The Merged Company Borrowers, the Merged Series Borrowers, and the Dissolved Borrower are collectively referred to herein as “Departing Borrowers”; and each Borrower, other than a Departing Borrower, is referred to herein as an “Amendment Borrower”.

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VI. In addition to the foregoing, on or before the date hereof, each Fund listed on Schedule B changed its name as set forth on Schedule B.

VII. The Borrowers desire to amend the Credit Agreement and the Banks have agreed thereto, in each case upon the terms and conditions herein contained.

Agreements

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The defined term “Termination Date” contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the date “September 20, 2018” with the date “September 19, 2019”.

2. Schedule 2 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2 hereto.

3. Paragraphs 1 and 2 of this Amendment shall not be effective until the earliest date upon which each of the following conditions shall be satisfied (the “Amendment Effective Date”):

(a) the Agent shall have received from each Amendment Borrower and each Bank either (i) a counterpart of this Amendment executed on behalf of the such party or (ii) written evidence satisfactory to the Agent (which may include facsimile or electronic mail transmission (in printable format) of a signed signature page of this Amendment) that the each such party has executed a counterpart of this Amendment;

(b) the Agent shall have received from each Amendment Borrower a manually signed certificate from the Clerk, Secretary or Assistant Secretary (or other officer acceptable to the Agent) of such Amendment Borrower, dated the Amendment Effective Date, in all respects satisfactory to the Agent, (i) certifying as to the incumbency of authorized persons of each Amendment Borrower executing this Amendment, (ii) attaching true, complete and correct copies of the resolutions duly adopted by such Amendment Borrower’s Managing Body approving this Amendment and the transactions contemplated hereby, all of which are in full force and effect on the Amendment Effective Date, and (iii) certifying that such Borrower’s Charter Documents have not been amended, supplemented or otherwise modified since September 21, 2017 or, if so, attaching true, complete and correct copies of each such amendment, supplement or modification;

(c) the Agent shall have received one or more opinions of counsel to the Amendment Borrowers covering such matters related to the transactions contemplated hereby as the Agent may request, in form and substance satisfactory to the Agent;

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(d) the Agent shall have received a copy of a Federal Reserve Form FR U-1 for each Bank, duly executed and delivered by each Amendment Borrower, in form and substance acceptable to the Agent;

(e) on and as of the Amendment Effective Date, there shall be no principal, interest, fees or other amount owing (whether or not then due) by the Departing Borrowers under the Loan Documents;

(f) the Agent shall have received such information as the Agent, at the request of any Bank, shall have requested in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies; and

(g) the Agent shall have received (i) all reasonable out-of-pocket costs and expenses of the Agent (including the reasonable fees and disbursements of counsel to the Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment on or prior to the Amendment Effective Date, and (ii) an upfront fee in the amount of $127,000.

4. Each Amendment Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and all of its obligations thereunder and agrees and admits that (i) it has no defense to any such obligation, and (ii) it shall not exercise any setoff or offset to any such obligation, and (b)(1) represents and warrants that, as of the Amendment Effective Date, no Default has occurred and is continuing, and (2) the representations and warranties by such Amendment Borrower contained in the Credit Agreement and the other Loan Documents to which it is or is becoming a party are true on and as of the Amendment Effective Date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

5. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment, supplement or other modification in respect of any term or condition of any Loan Document shall be deemed to be an amendment, supplement or other modification in respect of any other term or condition contained in any Loan Document.

6. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart executed and delivered (including by facsimile, or by e-mail transmission of a signed signature page of this Amendment) by the party to be charged.

7. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment No. 3 to be executed on its behalf by its duly authorized representative(s) as of the date first above written.

EACH TRUST LISTED AS A COMPANY ON
SCHEDULE 2 HERETO

By: /s/Jonathan Horwitz
Name: Jonathan Horwitz
Title: Executive Vice President

Putnam Funds Amendment No. 3 Signature Page

STATE STREET BANK AND TRUST
COMPANY, as Agent and as a Bank

By: /s/ Janet B. Nolin
Name: Janet Nolin
Title: Vice President

Putnam Funds Amendment No. 3 Signature Page

Schedule A

List of Companies (Prior to Giving Effect to Amendment No. 3)

1.	Putnam American Government Income Fund
2.	Putnam Asset Allocation Funds
3.	Putnam California Tax Exempt Income Fund
4.	Putnam Convertible Securities Fund
5.	Putnam Diversified Income Trust
6.	Putnam Equity Income Fund
7.	Putnam Europe Equity Fund
8.	Putnam Funds Trust
9.	Putnam Global Equity Fund
10.	Putnam Global Health Care Fund
11.	Putnam Global Income Trust
12.	Putnam Global Natural Resources Fund
13.	Putnam Global Utilities Fund
14.	Putnam High Yield Fund
15.	Putnam Income Fund
16.	Putnam International Equity Fund
17.	Putnam Investment Funds
18.	Putnam Investors Fund
19.	Putnam Massachusetts Tax Exempt Income Fund
20.	Putnam Minnesota Tax Exempt Income Fund
21.	Putnam Money Market Fund
22.	Putnam Multi-Cap Growth Fund
23.	Putnam New Jersey Tax Exempt Income Fund
24.	Putnam New York Tax Exempt Income Fund
25.	Putnam Ohio Tax Exempt Income Fund
26.	Putnam Pennsylvania Tax Exempt Income Fund
27.	Putnam Tax Exempt Income Fund
28.	Putnam Tax-Free Income Trust
29.	Putnam U.S. Government Income Trust
30.	Putnam Variable Trust
31.	George Putnam Balanced Fund

Putnam Funds Amendment No. 3 Signature Page

Schedule B

Name Change Funds

New Name	Previous Name
Putnam Short Duration Bond Fund	Putnam Absolute Return 100 Fund
Putnam Fixed Income Absolute Return Fund	Putnam Absolute Return 300 Fund
Putnam Multi-Asset Absolute Return Fund	Putnam Absolute Return 700 Fund
Putnam Sustainable Future Fund	Putnam Multi-Cap Value Fund
Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Absolute Return 500 Fund
Putnam VT Mortgage Securities Fund	Putnam VT American Government Income Fund
Putnam VT Small Cap Growth Fund	Putnam VT Capital Opportunities Fund
Putnam VT Multi-Cap Core Fund	Putnam VT Investors Fund
Putnam VT Sustainable Leaders Fund	Putnam VT Multi-Cap Growth Fund
Putnam VT Sustainable Future Fund	Putnam VT Multi-Cap Value Fund

Putnam Funds Amendment No. 3 Signature Page

Schedule 2

List of Companies, Funds and Fiscal Year End Dates

Company	Fund	Fiscal Year End Date
	Putnam Dynamic Asset	September 30
Allocation Balanced Fund
Putnam Asset	Putnam Dynamic Asset	September 30
Allocation Funds	Allocation Conservative
Fund
	Putnam Dynamic Asset	September 30
Allocation Growth Fund
Putnam California	Putnam California Tax Exempt	September 30
Tax Exempt	Income Fund
Income Fund
Putnam Convertible	Putnam Convertible Securities	October 31
Securities Fund	Fund
Putnam Diversified	Putnam Diversified Income	September 30
Income Trust	Trust
Putnam Equity	Putnam Equity Income Fund	November 30
Income Fund
Putnam Europe	Putnam Europe Equity Fund	June 30
Equity Fund
	Putnam Short Duration Bond	October 31
Fund, f/k/a Putnam Absolute
Return 100 Fund
	Putnam Fixed Income	October 31
Absolute Return Fund, f/k/a
Putnam Absolute Return 300
Fund
	Putnam Multi-Asset Absolute	October 31
Return Fund, f/k/a Putnam
Absolute Return 700 Fund
	Putnam Dynamic Asset	May 31
Allocation Equity Fund
Putnam Funds Trust	Putnam Capital Spectrum	April 30
Fund
	Putnam Dynamic Risk	May 31
Allocation Fund
	Putnam Emerging Markets	August 31
Equity Fund
	Putnam Emerging Markets	November 30
Income Fund
	Putnam Equity Spectrum Fund	April 30
	Putnam Floating Rate Income	February 28
Fund
	Putnam Global Consumer	August 31
Fund

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Company	Fund	Fiscal Year End Date
	Putnam Global Financials	August 31
Fund
	Putnam Global Industrials	August 31
Fund
	Putnam Global Technology	August 31
Fund
	Putnam Global	August 31
Telecommunications Fund
	Putnam Intermediate-Term	November 30
Municipal Income Fund
	Putnam International Value	June 30
Fund
	Putnam Mortgage	May 31
Opportunities Fund
	Putnam Multi-Cap Core Fund	April 30
	Putnam Short Duration Income	July 31
Fund
	Putnam Short-Term Municipal	November 30
Income Fund
	Putnam Small Cap Growth	June 30
Fund
Putnam Global	Putnam Global Equity Fund	October 31
Equity Fund
Putnam Global	Putnam Global Health Care	August 31
Health Care Fund	Fund
Putnam Global	Putnam Global Income Trust	October 31
Income Trust
Putnam Global	Putnam Global Natural	August 31
Natural Resources	Resources Fund
Fund
Putnam Global	Putnam Global Utilities Fund	August 31
Utilities Fund
Putnam High Yield	Putnam High Yield Fund	November 30
Fund
Putnam Income	Putnam Income Fund	October 31
Fund
Putnam International	Putnam International Equity	June 30
Equity Fund	Fund
	Putnam Government Money	September 30
Market Fund
	Putnam Growth Opportunities	July 31
Putnam Investment	Fund
Funds	Putnam International Capital	August 31
Opportunities Fund
	Putnam International Growth	September 30
Fund

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Company	Fund	Fiscal Year End Date
	Putnam Sustainable Future	April 30
Fund, f/k/a Putnam Multi-
Cap Value Fund
	Putnam PanAgora Managed	August 31
Futures Strategy
	Putnam PanAgora Market	August 31
Neutral Fund
	Putnam PanAgora Risk Parity	August 31
Fund
	Putnam Research Fund	July 31
	Putnam Small Cap Value Fund	February 28
Putnam	Putnam Massachusetts Tax	May 31
Massachusetts Tax	Exempt Income Fund
Exempt Income
Fund
Putnam Minnesota	Putnam Minnesota Tax	May 31
Tax Exempt	Exempt Income Fund
Income Fund
Putnam Money	Putnam Money Market Fund	September 30
Market Fund
Putnam Sustainable	Putnam Sustainable Leaders	June 30
Leaders Fund,	Fund, f/k/a Putnam Multi-
f/k/a Putnam	Cap Growth Fund
Multi-Cap Growth
Fund
Putnam New Jersey	Putnam New Jersey Tax	May 31
Tax Exempt	Exempt Income Fund
Income Fund
Putnam New York	Putnam New York Tax	November 30
Tax Exempt	Exempt Income Fund
Income Fund
Putnam Ohio Tax	Putnam Ohio Tax Exempt	May 31
Exempt Income	Income Fund
Fund
Putnam	Putnam Pennsylvania Tax	May 31
Pennsylvania Tax	Exempt Income Fund
Exempt Income
Fund
Putnam Tax Exempt	Putnam Tax Exempt Income	September 30
Income Fund	Fund
	Putnam AMT-Free Municipal	July 31
Putnam Tax-Free	Fund
Income Trust	Putnam Tax-Free High Yield	July 31
Fund

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Company	Fund	Fiscal Year End Date
Putnam Mortgage	Putnam Mortgage Securities	September 30
Securities Fund,	Fund, f/k/a Putnam U.S.
f/k/a Putnam U.S.	Government Income Trust
Government
Income Trust
	Putnam VT Multi-Asset	December 31
Absolute Return Fund, f/k/a
Putnam VT Absolute Return
500 Fund
	Putnam VT Mortgage	December 31
Securities Fund, f/k/a
Putnam VT American
Government Income Fund
	Putnam VT Small Cap Growth	December 31
Fund, f/k/a Putnam VT
Capital Opportunities Fund
	Putnam VT Diversified	December 31
Income Fund
	Putnam VT Equity Income	December 31
Fund
	Putnam VT Global Asset	December 31
Allocation Fund
	Putnam VT Global Equity	December 31
Fund
	Putnam VT Global Health	December 31
Putnam Variable	Care Fund
Trust	Putnam VT Global Utilities	December 31
Fund
	Putnam VT Growth	December 31
Opportunities Fund
	Putnam VT High Yield Fund	December 31
	Putnam VT Income Fund	December 31
	Putnam VT International	December 31
Equity Fund
	Putnam VT International	December 31
Growth Fund
	Putnam VT International	December 31
Value Fund
	Putnam VT Multi-Cap Core	December 31
Fund, f/k/a Putnam VT
Investors Fund
	Putnam VT Government	December 31
Money Market Fund
	Putnam VT Sustainable	December 31
Leaders Fund, f/k/a Putnam
VT Multi-Cap Growth Fund

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Company	Fund	Fiscal Year End Date
	Putnam VT Sustainable Future	December 31
Fund, f/k/a Putnam VT
Multi-Cap Value Fund
	Putnam VT Research Fund	December 31
	Putnam VT Small Cap Value	December 31
Fund
	Putnam VT George Putnam	December 31
Balanced Fund
George Putnam	George Putnam Balanced Fund	July 31
Balanced Fund

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